UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-09237

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Advisors Trust

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., Founder, Chairman and Global Chief Investment Officer Calamos Advisors LLC 2020 Calamos Court Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: December 31, 2020

DATE OF REPORTING PERIOD: January 1, 2020 through June 30, 2020

Growth and Income Portfolio

SEMIANNUAL REPORT JUNE 30, 2020

Beginning on March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Portfolio or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Portfolio electronically by calling 800.582.6959. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Portfolio that you wish to continue receiving paper copies of your shareholder reports by calling 800.582.6959. If you own these shares through a financial intermediary, you may contact your financial intermediary or follow instructions included with this disclosure to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the fund complex or your financial intermediary.

Experience and Foresight

About Calamos Investments

For over 40 years, we have helped investors like you manage and build wealth to meet long-term objectives. Because investors have different time horizons, risk tolerances and goals, we offer investment portfolios to suit a variety of asset allocation needs. For example, our mutual funds include equity, fixed income and alternative funds. We offer U.S. funds, as well as global and international choices.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, by discipline and by our conscientious research.

We believe that an active, risk-conscious approach is essential for wealth creation. In the 1970s, we pioneered the use of convertible securities as a means to manage risk in volatile markets. We followed with strategies that combine convertibles and stocks, with the aim of participating in equity market upside with potentially less volatility than an all-stock portfolio. In the 1990s, we introduced our first stock fund, which invests in growth companies both large and small. Across our funds, our investment process seeks to manage risk at multiple levels and draws upon our experience investing through many market cycles. In a rapidly changing environment, we believe that this active management is essential.

We are global in our perspective. We believe globalization offers tremendous opportunities for countries and companies all over the world. In our U.S., global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. We have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

Letter to Contract Owners

John P. calamos, sr.

Founder, Chairman
and Global Chief
Investment Officer

Dear Contract Holder:

Welcome to your annual report for the six-month period ended June 30, 2020. In this report, you will find commentary from the Calamos investment team, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of the Calamos Growth and Income Portfolio.

We position the Calamos Growth and Income Portfolio to provide consistent performance through full market cycles, along with income. Our approach seeks to balance upside participation in the stock market with a keen attention to mitigating exposure to downside risks. During the semiannual period, the Calamos Growth and Income Portfolio navigated extreme volatility and outperformed the broad equity market, as measured by the S&P 500 Index. The portfolio declined less during the downturn in the stock market, and participated in a significant majority of the stock market’s rebound. Overall, the portfolio posted a return of 0.44% for the semiannual period, in contrast to a decline of -3.08% for the S&P 500 Index. Additionally, over the trailing 12 months, the portfolio also delivered distributions that totaled approximately 2.95% of its NAV as of June 30, 2020. This distribution included income of approximately $0.11 per share.

An innovative approach has been an important driver of the portfolio’s results over time. Unlike many funds that combine stocks and traditional bonds, the Calamos Growth and Income Portfolio has the flexibility to invest in convertible securities, as well as stocks and other corporate securities. Convertibles combine characteristics of both stocks and traditional fixed income securities, and Calamos Investments has used them since the 1970s to enhance the risk/return characteristics of our portfolios. With active management, convertibles can offer risk-managed participation in the stock market, while their coupon income and bond characteristics may provide a degree of stability and added appeal for the income-oriented investor. As we will discuss in the pages that follow, our use of convertible securities proved advantageous during the period, as we believe it will be in the future as well.

Letter to Contract Owners

2   CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Market Review

The reporting period was incredibly volatile, but ultimately, financial markets demonstrated impressive resilience. Conditions were generally supportive as 2020 began, but markets experienced unprecedented turmoil as the global pandemic created a worldwide economic crisis. As economic activity collapsed due to shelter-in-place orders and quarantines, the U.S. government and Federal Reserve, along with many of their global counterparts, stepped in decisively. Their massive efforts provided near-term relief to individuals and businesses, restored liquidity to the markets, and boosted investor sentiment. Capital market activity soared, while stocks, convertible securities, and corporate bonds, including both investment grade and high yield, rebounded dramatically in the second half of the semiannual reporting period.

Outlook

We expect the economic downturn to be relatively short, and the potential for a V-shaped recovery certainly exists. We are encouraged to see businesses re-opening, people returning to work, and economic data improving. There’s significant pent-up consumer demand poised for release, saving rates are high, and mortgage rates have fallen. Although we would not be surprised to see inflation rise modestly after 2020, we do not anticipate runaway pressures that would derail recovery. The course of the pandemic remains uncertain, but we believe the U.S. government and the Fed stand ready to provide additional support.

Selectivity and active management will be extremely important during the coming months, given the likelihood of elevated volatility. Overall, markets have enjoyed a good bounce back from their lows earlier this year, but there’s a significant dispersion among sectors and companies, and many areas are still struggling. The liquidity phase of the crisis has passed, but it will take time to determine which companies will be able to adapt and survive. The pandemic will have near- and long-term impacts on behaviors, which will shape the fortunes of companies and industries as a whole. Additionally, political uncertainty is likely to contribute to volatility as U.S. elections approach, especially given the importance of fiscal policy in these difficult times.

Our Approach: Active, Risk-Aware and Long-Term

As we will discuss at greater length in this report, our team is seeking businesses that can navigate these crosscurrents, such as fundamentally sound companies that are positioned to capitalize on the “at-home” trends that have rapidly taken hold. As a complement to these secular growth themes, the portfolio also holds positions in cyclically oriented companies that can benefit as the economy recovers.

Letter to Contract Owners

We believe the portfolio’s use of convertible securities will serve contract holders well. Through the volatile semiannual period, we actively managed our levels of equity exposure ahead of the market’s turns, an approach which we believe has served our clients well. Our constructive view of convertibles also reflects the skyrocketing issuance seen over recent months. As companies have sought capital, we’ve seen a flood of securities come to market, including many with very attractive terms.

Conclusion

Opportunity exists in all environments, but long-term perspective is key to capitalizing on it. Given our expectation for volatility, we caution investors against trying to time the short-term ups and downs in the market. More often than not, investors catch the downside but miss the upside.

Drawing on decades of experience, our team is confident that the portfolio is well positioned for the road ahead, and we thank you for your continued trust.

Sincerely,

John P. Calamos, Sr.

Founder, Chairman and Global Chief Investment Officer

4   CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Investment Team Discussion

CALAMOS GROWTH AND INCOME PORTFOLIO

INVESTMENT TEAM DISCUSSION

How has the Portfolio performed?

For the six-month period ended June 30, 2020, the Calamos Growth and Income Portfolio (the “Portfolio”) gained 0.44%, outperforming the -3.08% return of the S&P 500 Index, the Portfolio’s benchmark. The ICE BofA All U.S. Convertibles Ex Mandatory Index returned 9.64%, with some well-timed new issues accessing capital markets.

In this Portfolio, we own equities and securities, such as equity-sensitive convertible bonds or income-producing convertible preferred stocks that we believe are best positioned to take advantage of upward equity movements and potentially limit losses on the downside. During the period’s volatile equity market moves, the risk-conscious strategy outperformed its all-equity benchmark by 352 basis points. Portfolio sector allocations were modestly additive, while security selection added significant value to performance during the period.

We manage this Portfolio with the goal of achieving upside equity participation and downside mitigation over full market cycles via a quality-growth strategy. Since its inception on May 18, 1999, the Portfolio has returned 7.34% on an annualized basis versus a 6.06% gain for the S&P 500 Index and 7.97% increase for the ICE BofA All U.S. Convertibles Ex Mandatory Index.

What is the Portfolio’s investment strategy?

The Portfolio invests primarily in a diversified portfolio of convertible instruments (including synthetic convertibles), equity and fixed income securities of U.S. companies. In pursuing its total-return investment objective, the Portfolio’s investment team aims to utilize these different securities to strike the appropriate balance between risk and return with the intent of optimizing growth and income. As we focus on managing volatility, our goal for the Portfolio is to participate in a greater portion of equity market upside than downside over the long term.

Please discuss the Portfolio’s lower-volatility characteristics.

We believe the Portfolio’s historically lower-volatility characteristics are a byproduct of our investment style and focus on participating in equity market upside with less volatility than the market as a whole. Beta is one popular statistic for measuring volatility. Beta considers a portfolio’s historic volatility versus the market, which is assigned a beta of 1.0. A portfolio with half the volatility of the market would have a beta of 0.5, while a portfolio with a beta of 2.0 would have been twice as volatile as the market.

Since its inception, the Portfolio has had a beta of 0.74 (Class A shares) versus the S&P 500 Index. The Portfolio has therefore outperformed the broader equity market, as measured by the S&P 500 Index, with less volatility than the equity market. Please note that past performance does not indicate future results and that beta is one of many measures of risk.

SECTOR WEIGHTINGS

Information Technology	27.5%
Health Care	14.3
Consumer Discretionary	13.3
Communication Services	10.3
Industrials	10.1
Financials	8.3
Consumer Staples	5.5
Utilities	3.8
Energy	3.0
Real Estate	2.2
Materials	1.0
Other	0.7

Asset Allocation weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

Investment Team Discussion

Although our strategy is compared with an all-equity benchmark, we typically invest a portion of the Portfolio in securities that exhibit less volatility, such as convertible securities. We believe this allocation offers lower downside capture, as mentioned, but it can also cause the Portfolio results to lag the benchmark return during periods of strong equity market performance. Through this focus on risk management, we have been able to provide investors a less-volatile equity investment, as measured by beta, and outperform the S&P 500 Index since inception.

What factors influenced performance?

In reviewing this year’s market, it was the best of times, it was the worst of times, as Charles Dickens famously wrote. The U.S. equity market registered its best quarter in over 20 years with a 20.5% return in 2Q20 as measured by the S&P 500 Index. Yet that “best” was preceded by the U.S. equity market’s worst quarter since the Great Financial Crisis, when 1Q20 saw a decline of -19.6%. In a mere six months, the market went from new highs (with the focus on a U.S.-China trade deal and impeachment proceedings) to the market pricing a deep recession (brought on by a deadly pandemic and a government-enforced global economic shutdown).

Fortunately, record levels of fiscal and monetary policy calmed nerves and markets neared their prior highs. The S&P 500 Index was up 39.3% from its March 23 low through June 30, and finished the reporting period only -7.8% from its February 19, 2020 closing high, and -3.1% year-to-date. The technology-heavy Nasdaq Index broke out to new highs—all without much new information to go on regarding the coronavirus pandemic and an important presidential election four months away. While there hasn’t been much to cheer about on the pandemic front, economic progress has been strong, boosting markets during the second quarter.

Some cyclical areas of the market rebounded as the economic data improved, but secular growth stories still tended to dominate performance. The S&P 500 Index was led by information technology (+15.7%), consumer discretionary (+7.8%), communication services (+0.6%) and health care (+0.4%). Energy was the biggest laggard (-35.0%), as worries about the effects of the global coronavirus pandemic and a market share oil war between Saudi Arabia and Russia rightly rattled investors. Financials (-23.0%), industrials (-15.0%), utilities (-10.4%), real estate (-8.3%), materials (-5.2%), and consumer staples (-4.7%) also trailed the overall market’s return for the first half of 2020. Despite an abundance of headline risks, the U.S. equity market proved extremely resilient, experiencing a slight decline year-to-date. The Portfolio was better able to preserve assets during the equity market’s sharp and severe drawdown in February and March and outperformed over the full six-month period, pointing to the value of this approach over the long run.

Performance Review

In this strategy, we own equities and other corporate securities, including equity-sensitive convertible bonds that we believe are best positioned to take advantage of upward equity movements and potentially limit losses on the downside. After outperforming during the volatile first three months, the use of convertible securities was again additive to relative performance in the latter half of the period. The Portfolio’s use of derivative instruments, including purchased and written options, added to the performance for the period.

Positive Influences on Performance

Consumer Discretionary. The portfolio’s leading security selection and an average overweight position in consumer discretionary helped return. Specifically, hotels, resorts & cruise lines and internet & direct marketing retail were leading contributors.

Energy. Security selection and an average underweight position in energy contributed to performance. Specifically, integrated oil & gas and our lack of exposure in oil & gas equipment & services promoted return.

6   CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Investment Team Discussion

Negative Influences on Performance

Health Care. Over the period, an average underweight allocation and security selection within the health care sector negatively affected performance, as holdings in the pharmaceuticals and biotechnology industries lagged.

Industrials. An average overweight position in industrials lost ground on a relative basis, especially in the industrial machinery and aerospace & defense industries.

How is the Portfolio positioned?

From a sector standpoint, the portfolio’s largest weights reside within information technology and health care on an absolute basis, while the smallest weights are in materials and real estate. We maintain relative overweight positions in consumer discretionary and industrials, with internet & direct marketing retail (in consumer discretionary) and industrial machinery (in industrials) among the overweight industries. Pharmaceuticals and multi-sector holdings constitute the most significant underweight industries.

Allocations to information technology and consumer discretionary rose during the period, with increased weights in application software and internet & direct marketing retail. By contrast, allocations to financials and communication services decreased over the period with reductions to diversified banks and integrated telecommunication services.

Through the year we have maintained a portfolio well diversified by sector. Our bias toward businesses that may be better able to offer growth in a lower-growth environment worked well for the better part of the period, as secular growth businesses continued to be in favor throughout the tumult. There was a brief investor sentiment shift toward more cyclical and value-oriented investments during the initial phases of the market recovery as economic and pandemic data went from “bad” to “less bad.” Our positioning has sought to balance out short-term rebound opportunities (cyclical but oversold) with longer-term business model winners, the goal being to provide an asymmetrical risk/reward profile, with more upside equity market participation than downside. Longer-term winners are likely to include companies taking advantage of trends that were in place prior to the downturn, including cloud computing, virtualization, increased health care spending, “the big get bigger” effect in a variety of businesses including multichannel retail, and the localization of global supply chains.

What closing thoughts do you have for Portfolio shareholders?

The swift drop and rapid return of the equity market has raised a lot of questions that have been continuously pondered in the financial press, such as: have the market and the economy dislocated? In our view, we don’t believe so. The recessionary pricing that the market dropped to in late March was an overly pessimistic view ignoring the strength of consumers and businesses heading into the pandemic. The pandemic is tragic, but the economic impact was in large part due to a self-imposed shutdown. The swift reversal was impressive but can also be viewed as returning a bit of perspective to our current macroeconomic conditions.

Economic data continued to improve in the U.S. and globally. A low-interest-rate environment has reduced the discount rate used to value the long-term cash flows of growth stocks, supporting higher valuations for strong growth businesses. While there will always be room for discussion around highly valued newer businesses, the market has been properly placing its trust in companies whose business models didn’t see massive disruption from the economic shutdown. And, in many cases, these businesses saw their growth rates accelerate.

We continue to favor these secular growth opportunities, but also own some cyclical growth names that should benefit as economic conditions improve. Many risks remain associated with the course of the pandemic and the upcoming elections, so we will continue to be mindful of valuation and risks. In the meantime, accommodative monetary and fiscal policy continue to be supportive of risk assets in our view. We believe that markets are likely to continue down a volatile path, and the use of convertible securities to help manage equity market risk will add value.

Investment Team Discussion

ANNUALIZED RETURN: SINCE INCEPTION (5/19/99) THROUGH 6/30/20

GROWTH OF $10,000 FOR 10 YEAR PERIOD ENDED 6/30/20

AVERAGE ANNUAL TOTAL RETURN† FOR THE PERIOD ENDED 6/30/20

6 MONTHS	1 YEAR	3 YEARS	5 YEARS	10 YEARS
0.44%	8.89%	9.11%	8.17%	8.93%

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns are net of all fees and expenses incurred by the Portfolio. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance figures of the Portfolio do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If these charges had been reflected, performance would have been lower.

†Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average, assuming reinvestment of income and capital gain distributions. Since inception data shown for ICE BofA All U.S. Convertibles Ex Mandatory Index is from 5/31/99 since data is only available for full monthly periods. Returns do not reflect sales charges, expenses and fees assessed in connection with the variable product. Sales charges, expenses and fees, which are determined by the variable product issuers, will vary and will lower the total return to the contract or policy owner.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market.

The ICE BofA All U.S. Convertibles Ex Mandatory Index represents the U.S. convertibles securities market excluding mandatory convertibles. Source ICE Data Indices, LLC, used with permission. ICE permits use of the ICEBofA indices and related data on an `as is’ basis, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA Indices or data included in, related to, or derived therefrom, assumes no liability in connection with the use of the foregoing and does not sponsor, endorse or recommend Calamos Advisors LLC or any of its products or services.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

This information is not intended to be a recommendation or investment advice, and does not constitute a solicitation to buy or sell securities. Certain statements in this commentary are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrence may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Portfolio disclaims any obligation to update publicly or review any forward-looking statements or views expressed herein.

Expense Overview

8   CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

EXPENSE OVERVIEW

As a contract or policy owner, you incur certain costs. Because the Portfolio is a funding vehicle for annuities, policies and eligible plans, you may also incur sales charges and other fees related to your annuity, policy or eligible plan. In addition, the Portfolio incurs transaction costs and ongoing costs, including management fees, and other fund expenses, such as audit, legal and custodian fees.

The examples in this report are based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2020 to June 30, 2020. It is intended to help you understand the ongoing costs associated with investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

There are two parts to the examples table:

Actual

In this part of the table, you’ll see the actual expenses you would have paid on a $1,000 investment made at the beginning of the period and held for the entire period from January 1, 2020 to June 30, 2020, the period covered by this report. This table also shows the actual returns, after expenses, you would have earned during that time. This table can help you estimate your own expenses. For example, if you invested $8,600 in the Portfolio, simply divide $8,600 by $1,000, then multiply that result by the figure in the “Actual Expenses per $1,000” row. In this example, you would multiply 8.6 by the figure.

Hypothetical

In this part of the table, you’ll see the hypothetical expenses you would have paid on a $1,000 investment from January 1, 2020 to June 30, 2020, and the hypothetical returns, after expenses, you would have earned during that time. The Securities and Exchange Commission (SEC) has established the guidelines for this table, including the assumed 5% annual rate of return before expenses, which is what you’ll see in the table. Note that this table will not help you determine your own expenses, but will help you compare expenses of the Portfolio to the expenses of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not include any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactions costs were included, your costs would have been higher.

Expense Overview

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, January 1, 2020, and held through June 30, 2020.

Actual Expenses per $1,000*	$6.58
Actual - Ending Balance	$1,004.40
Hypothetical Expenses per $1,000*	$6.62
Hypothetical - Ending Value	$1,018.30
Annualized expense ratio	1.32%

*Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366.

10   CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Schedule of Investments June 30, 2020 (Unaudited)

See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
CORPORATE BONDS (0.3%)
Consumer Discretionary (0.2%)
53,000	Dana, Inc.^ 5.500%, 12/15/24	$53,514

Health Care (0.1%)
30,000	Universal Health Services, Inc.* 4.750%, 08/01/22	30,018
	TOTAL CORPORATE BONDS (Cost $82,989)	83,532

CONVERTIBLE BONDS (19.4%)
Communication Services (2.7%)
60,000	GCI Liberty, Inc.* 1.750%, 09/30/46	83,989
	Liberty Media Corp.
125,000	2.250%, 09/30/46	60,458
90,000	1.375%, 10/15/23	94,941
105,000	Liberty Media Corp. / Liberty Formula One^ 1.000%, 01/30/23	114,834
27,000	Live Nation Entertainment, Inc. 2.500%, 03/15/23	27,564
130,000	Sea, Ltd.* 2.375%, 12/01/25	180,832
52,000	Snap, Inc.^* 0.750%, 08/01/26	65,251
65,000	Zynga, Inc. 0.250%, 06/01/24	83,581
		711,450

Consumer Discretionary (3.6%)
38,000	Bloomin’ Brands, Inc.* 5.000%, 05/01/25	43,403
194,000	Booking Holdings, Inc.^* 0.750%, 05/01/25	241,304
100,000	Burlington Stores, Inc.* 2.250%, 04/15/25	114,565
25,000	Chegg, Inc. 0.125%, 03/15/25	35,535
50,000	Dick’s Sporting Goods, Inc.* 3.250%, 04/15/25	68,918
80,000	Etsy, Inc.* 0.125%, 10/01/26	109,456
15,000	Guess, Inc. 2.000%, 04/15/24	10,111
50,000	NCL Corp. Ltd- Class C* 6.000%, 05/15/24	66,773
175,000	Royal Caribbean Cruises, Ltd.* 4.250%, 06/15/23	163,044
50,000	Under Armour, Inc.* 1.500%, 06/01/24	56,879

PRINCIPAL AMOUNT		VALUE
55,000	Winnebago Industries, Inc.* 1.500%, 04/01/25	$67,723
		977,711

Energy (0.6%)
130,000	Pioneer Natural Resources Company* 0.250%, 05/15/25	152,867

Financials (1.2%)
50,000	Ares Capital Corp.^ 4.625%, 03/01/24	49,681
	JPMorgan Chase Bank, N.A.
200,000	0.000%, 12/30/20	205,326
70,000	0.125%, 01/01/23*	74,776
		329,783

Health Care (3.1%)
	BioMarin Pharmaceutical, Inc.
54,000	1.250%, 05/15/27^*	63,259
23,000	1.500%, 10/15/20	30,272
32,000	CONMED Corp.^ 2.625%, 02/01/24	33,668
134,000	DexCom, Inc.^* 0.250%, 11/15/25	137,209
52,000	Envista Holdings Corp.* 2.375%, 06/01/25	63,425
65,000	Exact Sciences Corp.^ 0.375%, 03/15/27	67,646
65,000	Insulet Corp.^* 0.375%, 09/01/26	71,175
55,000	Jazz Investments I, Ltd.* 2.000%, 06/15/26	55,474
55,000	Livongo Health, Inc.* 0.875%, 06/01/25	66,346
38,000	NanoString Technologies, Inc.* 2.625%, 03/01/25	34,880
30,000	Natera, Inc.^* 2.250%, 05/01/27	44,011
26,000	NuVasive, Inc.* 0.375%, 03/15/25	22,977
36,000	Repligen Corp.^ 0.375%, 07/15/24	45,557
50,000	Tandem Diabetes Care, Inc.* 1.500%, 05/01/25	58,112
36,000	Tricida, Inc.* 3.500%, 05/15/27	38,082
		832,093

Industrials (2.7%)
105,000	Air Canada* 4.000%, 07/01/25	115,178
55,000	Air Transport Services Group, Inc. 1.125%, 10/15/24	51,993
110,000	American Airlines Group, Inc.^ 6.500%, 07/01/25	103,608

Schedule of Investments June 30, 2020 (Unaudited)

See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
35,000	Chart Industries, Inc.* 1.000%, 11/15/24	$36,647
39,000	Lyft, Inc.* 1.500%, 05/15/25	43,294
315,000	Southwest Airlines Company 1.250%, 05/01/25	377,657
		728,377

Information Technology (4.7%)
60,000	Akamai Technologies, Inc.* 0.375%, 09/01/27	65,487
42,000	Alteryx, Inc.* 1.000%, 08/01/26	48,078
36,000	Cloudflare, Inc.* 0.750%, 05/15/25	43,562
100,000	Coupa Software, Inc.* 0.375%, 06/15/26	115,663
55,000	Datadog, Inc.* 0.125%, 06/15/25	64,940
33,000	DocuSign, Inc. 0.500%, 09/15/23	80,340
25,000	Five9, Inc.^* 0.500%, 06/01/25	26,878
23,000	II-VI, Inc.^ 0.250%, 09/01/22	27,452
50,000	Inphi Corp.^* 0.750%, 04/15/25	60,462
55,000	Lumentum Holdings, Inc.* 0.500%, 12/15/26	58,153
80,000	Microchip Technology, Inc. 1.625%, 02/15/27	118,154
50,000	MongoDB, Inc.^* 0.250%, 01/15/26	63,144
65,000	Okta, Inc.^* 0.125%, 09/01/25	80,849
34,000	ON Semiconductor Corp. 1.000%, 12/01/20	39,733
26,000	Q2 Holdings, Inc.^ 0.750%, 06/01/26	29,269
40,000	RingCentral, Inc.^* 0.000%, 03/01/25	42,719
47,000	Silicon Laboratories, Inc.* 0.625%, 06/15/25	50,488
47,000	Slack Technologies, Inc.* 0.500%, 04/15/25	58,047
23,000	Wix.com, Ltd. 0.000%, 07/01/23	42,711
46,000	Workday, Inc. 0.250%, 10/01/22	63,488
45,000	Zendesk, Inc.^* 0.625%, 06/15/25	48,396
40,000	Zscaler, Inc.* 0.125%, 07/01/25	40,928
		1,268,941

PRINCIPAL AMOUNT		VALUE

Real Estate (0.3%)
70,000	IH Merger Sub, LLC 3.500%, 01/15/22	$90,304

Utilities (0.5%)
120,000	NRG Energy, Inc. 2.750%, 06/01/48	121,684
	TOTAL CONVERTIBLE BONDS (Cost $4,706,315)	5,213,210

NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (10.4%)
Communication Services (0.8%)
205	2020 Cash Mandatory Exchangeable Trust* 5.250%, 06/01/23	209,623

Consumer Discretionary (0.6%)
1,695	Aptiv, PLC 5.500%, 06/15/23	174,212

Consumer Staples (0.2%)
420	Energizer Holdings, Inc. 7.500%, 01/15/22	40,383

Financials (0.4%)
1,180	AMG Capital Trust II 5.150%, 10/15/37	50,619
620	Assurant, Inc. 6.500%, 03/15/21	64,505
		115,124

Health Care (1.2%)
1,300	Boston Scientific Corp. 5.500%, 06/01/23	136,097
	Danaher Corp.
130	4.750%, 04/15/22	162,093
22	5.000%, 04/15/23	23,620
		321,810

Industrials (1.8%)
305	Fortive Corp. 5.000%, 07/01/21	262,669
2,430	Stanley Black & Decker, Inc. 5.250%, 11/15/22	217,436
		480,105

Information Technology (1.1%)
260	Broadcom, Inc. 8.000%, 09/30/22	289,731

Real Estate (1.0%)
185	Crown Castle International Corp. 6.875%, 08/01/20	274,779

12   CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Schedule of Investments June 30, 2020 (Unaudited)

See accompanying Notes to Schedule of Investments

NUMBER OF SHARES		VALUE

Utilities (3.3%)
4,095	American Electric Power Company, Inc. 6.125%, 03/15/22	$198,239
875	CenterPoint Energy, Inc. (Warner Media, LLC, Charter Communications Time, Inc.)§** 4.566%, 09/15/29	46,977
1,190	Dominion Energy, Inc. 7.250%, 06/01/22	120,595
3,750	DTE Energy Company 6.250%, 11/01/22	158,700
465	Essential Utilities, Inc. 6.000%, 04/30/22	26,291
4,935	NextEra Energy, Inc. 4.872%, 09/01/22	239,545
	Sempra Energy
550	6.750%, 07/15/21^	54,043
400	6.000%, 01/15/21	39,092
		883,482
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $2,730,788)	2,789,249

Common Stocks (69.2%)
Communication Services (6.8%)
535	Alphabet, Inc. - Class A#	758,657
2,950	AT&T, Inc.	89,179
4,275	Comcast Corp. - Class A	166,639
2,255	Facebook, Inc. - Class A#	512,043
375	Netflix, Inc.#	170,640
1,250	Walt Disney Company	139,387
		1,836,545

Consumer Discretionary (8.9%)
260	Alibaba Group Holding, Ltd.#	56,082
450	Amazon.com, Inc.#~	1,241,469
620	Dollar Tree, Inc.#	57,462
1,450	General Motors Company	36,685
1,500	Home Depot, Inc.	375,765
1,195	Lowe’s Companies, Inc.	161,468
650	McDonald’s Corp.	119,905
1,340	Nike, Inc. - Class B	131,387
895	Starbucks Corp.	65,863
650	Target Corp.	77,955
1,310	TJX Companies, Inc.	66,234
		2,390,275

Consumer Staples (5.3%)
5,605	Coca-Cola Company	250,431
480	Costco Wholesale Corp.	145,541
2,930	Mondelez International, Inc. - Class A	149,811

NUMBER OF SHARES		VALUE
1,345	PepsiCo, Inc.	$177,890
1,900	Philip Morris International, Inc.	133,114
2,540	Procter & Gamble Company	303,708
1,500	Sysco Corp.	81,990
1,570	Walmart, Inc.	188,054
		1,430,539

Energy (2.4%)
2,925	Chevron Corp.	260,998
1,520	ConocoPhillips	63,870
1,920	Hess Corp.	99,475
2,655	Kinder Morgan, Inc.	40,276
1,505	Marathon Petroleum Corp.	56,257
830	Pioneer Natural Resources Company	81,091
580	Valero Energy Corp.	34,116
		636,083

Financials (6.7%)
3,970	American International Group, Inc.	123,785
9,845	Bank of America Corp.	233,819
1,115	Bank of New York Mellon Corp.	43,095
2,035	Charles Schwab Corp.	68,661
545	Chubb, Ltd.	69,008
2,835	Citigroup, Inc.	144,868
570	Discover Financial Services	28,551
585	Goldman Sachs Group, Inc.	115,608
1,515	Intercontinental Exchange, Inc.	138,774
3,145	JPMorgan Chase & Company	295,819
3,935	KeyCorp	47,928
1,555	Marsh & McLennan Companies, Inc.	166,960
2,815	Morgan Stanley	135,965
510	Northern Trust Corp.	40,463
2,318	Starwood Property Trust, Inc.	34,677
1,760	US Bancorp	64,803
1,590	Zions Bancorporation, N.A.	54,060
		1,806,844

Health Care (9.9%)
350	Abbott Laboratories	32,001
645	Agilent Technologies, Inc.	56,999
505	Amgen, Inc.	119,109
215	Anthem, Inc.	56,541
2,435	Baxter International, Inc.	209,653
1,745	Bristol-Myers Squibb Company	102,606
945	Edwards Lifesciences Corp.#	65,309
745	Gilead Sciences, Inc.	57,320
350	Humana, Inc.	135,713
145	Intuitive Surgical, Inc.#	82,625
1,705	Johnson & Johnson	239,774
815	Laboratory Corp. of America Holdings#	135,380

Schedule of Investments June 30, 2020 (Unaudited)

See accompanying Notes to Schedule of Investments

NUMBER OF SHARES		VALUE
2,060	Medtronic, PLC	$188,902
2,915	Merck & Company, Inc.	225,417
4,955	Pfizer, Inc.	162,028
230	Stryker Corp.	41,444
100	Teleflex, Inc.	36,398
435	Thermo Fisher Scientific, Inc.	157,618
1,595	UnitedHealth Group, Inc.	470,445
305	Vertex Pharmaceuticals, Inc.#	88,545
		2,663,827

Industrials (5.6%)
3,730	CSX Corp.	260,130
1,610	Honeywell International, Inc.	232,790
610	Lockheed Martin Corp.	222,601
3,610	Masco Corp.	181,258
790	Northrop Grumman Corp.	242,878
3,830	Raytheon Technologies Corp.	236,005
745	Union Pacific Corp.	125,957
		1,501,619

Information Technology (21.7%)
820	Accenture, PLC - Class A	176,070
335	Adobe, Inc.#~	145,829
3,950	Apple, Inc.	1,440,960
3,605	Cisco Systems, Inc.	168,137
1,375	Fidelity National Information Services, Inc.	184,374
495	Global Payments, Inc.	83,962
1,955	Intel Corp.	116,968
639	Lam Research Corp.	206,691
1,335	Marvell Technology Group, Ltd.	46,805
935	MasterCard, Inc. - Class A	276,479
2,495	Micron Technology, Inc.#	128,542
7,905	Microsoft Corp.~	1,608,747
675	NVIDIA Corp.	256,439
730	Oracle Corp.	40,347
765	QUALCOMM, Inc.	69,776
985	Salesforce.com, Inc.#	184,520
250	ServiceNow, Inc.#	101,265
510	Skyworks Solutions, Inc.	65,209
995	Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	56,486
2,500	Visa, Inc. - Class A	482,925
		5,840,531

Materials (1.0%)
985	Linde, PLC	208,928
460	PPG Industries, Inc.	48,788
		257,716

NUMBER OF SHARES		VALUE

Real Estate (0.9%)
945	American Tower Corp.	$244,320
	TOTAL COMMON STOCKS (Cost $11,501,429)	18,608,299

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
PURCHASED OPTIONS (0.5%) #
Other (0.5%)
41 1,325,969	EUR	Euro STOXX 50 Call, 09/18/20, Strike 3,475.00	22,479
163 647,110		iShares China Large-Cap ETF Call, 09/18/20, Strike $43.00	7,417
115 700,005		iShares MSCI EAFE ETF Call, 09/18/20, Strike $63.00	17,537
20 286,360		iShares Russell 2000 ETF Call, 07/17/20, Strike $142.00	9,770
		S&P 500 Index
3 930,087		Put, 11/30/20, Strike $3,000.00	55,080
2 620,058		Put, 07/31/20, Strike $3,130.00	21,060
2 620,058		Put, 07/31/20, Strike $2,400.00	950
		Total PURCHASED OPTIONS (Cost $179,116)	134,293

NUMBER OF SHARES		VALUE
Short Term Investments (0.2%)
33,227	Fidelity Prime Money Market Fund - Institutional Class, 0.010%***	33,251
31,884	Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 0.050%***	31,884
	Total Short Term Investments (Cost $65,135)	65,135

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (5.5%)
1,485,343	State Street Navigator Securities Lending Government Money Market Portfolio† (Cost $1,485,343)	1,485,343
	TOTAL INVESTMENTS (105.5%) (Cost $20,751,115)	28,379,061

14   CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Schedule of Investments June 30, 2020 (Unaudited)

See accompanying Notes to Schedule of Investments

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-5.5%)	$(1,485,343)

OTHER ASSETS, LESS LIABILITIES (0.0%)	5,482

NET ASSETS (100.0%)	$26,899,200

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
Written Options (0.0%) #
Other (0.0%)
2 620,058	S&P 500 Index Put, 07/31/20, Strike $2,600.00	(1,960)
2 620,058	S&P 500 Index Put, 11/30/20, Strike $2,400.00	(11,000)
	Total Written Options (Premium $18,739)	(12,960)

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTERPARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
State Street Bank and Trust	Hong Kong Dollar	07/29/20	140,000	$18,061	$28
Bank of New York	Canadian Dollar	07/29/20	15,000	11,050	95
Goldman Sachs & Co.	Hong Kong Dollar	07/29/20	65,000	8,386	—
Goldman Sachs & Co.	Hong Kong Dollar	07/29/20	47,000	6,063	4
State Street Bank and Trust	New Taiwanese Dollar	07/29/20	99,000	3,356	14
					$141

COUNTERPARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
State Street Bank and Trust	New Taiwanese Dollar	07/29/20	107,000	$3,627	$26
Bank of New York	Hong Kong Dollar	07/29/20	69,000	8,902	(21)
State Street Bank and Trust	Hong Kong Dollar	07/29/20	72,000	9,289	(10)
State Street Bank and Trust	Hong Kong Dollar	07/29/20	100,000	12,901	(13)
Goldman Sachs & Co.	Hong Kong Dollar	07/29/20	217,000	27,995	(15)
State Street Bank and Trust	New Taiwanese Dollar	07/29/20	1,432,000	48,541	(217)
State Street Bank and Trust	Hong Kong Dollar	07/29/20	492,000	63,472	(64)
State Street Bank and Trust	Canadian Dollar	07/29/20	141,000	103,867	560
Goldman Sachs & Co.	New Taiwanese Dollar	09/09/20	168,000	5,696	22
Citibank N.A.	Canadian Dollar	09/09/20	9,000	6,630	(14)
					$254

NOTES TO SCHEDULE OF INVESTMENTS

^Security, or portion of security, is on loan.

*Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

§Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

**Step coupon security. Coupon changes periodically based upon a predetermined schedule. The rate shown is the rate in effect at June 30, 2020.

#Non-income producing security.

~Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $66,821.

***The rate disclosed is the 7 day net yield as of June 30, 2020.

†Represents investment of cash collateral received from securities on loan as of June 30, 2020.

FOREIGN CURRENCY ABBREVIATION

EUREuropean Monetary Unit

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

Statement of Assets and Liabilities June 30, 2020 (Unaudited)

See accompanying Notes to Financial Statements

ASSETS
Investments in securities, at value (cost $20,751,115)	$28,379,061
Cash with custodian (interest bearing)	739
Unrealized appreciation on forward foreign currency contracts	749
Receivables:
Accrued interest and dividends	36,365
Investments sold	13,138
Portfolio shares sold	130,613
Prepaid expenses	1,409
Other assets	66,832
Total assets	28,628,906

LIABILITIES
Collateral for securities loaned	1,485,343
Foreign currency overdraft (cost $8,440)	8,439
Options written, at value (premium $18,739)	12,960
Unrealized depreciation on forward foreign currency contracts	354
Payables:
Investments purchased	90,701
Portfolio shares redeemed	5,131
Affiliates:
Investment advisory fees	16,697
Deferred compensation to trustees	66,832
Trustees’ fees and officer compensation	266
Other accounts payable and accrued liabilities	42,983
Total liabilities	1,729,706
NET ASSETS	$26,899,200

COMPOSITION OF NET ASSETS
Paid in capital	$18,951,695
Undistributed net investment income (loss)	(231,761)
Accumulated net realized gain (loss) on investments, foreign currency transactions and written options	545,146
Unrealized appreciation (depreciation) of investments and written options	7,634,120
NET ASSETS	$26,899,200
Shares outstanding (no par value; unlimited number of shares authorized)	1,589,460
Net asset value and redemption price per share	$16.92

16   CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

See accompanying Notes to Financial Statements

Statement of Operations Six Months Ended June 30, 2020 (Unaudited)

INVESTMENT INCOME
Interest	$78,116
Dividends	236,494
Dividend taxes withheld	(176)
Total investment income	314,434

EXPENSES
Investment advisory fees	98,113
Audit fees	19,806
Legal fees	17,217
Printing and mailing fees	10,732
Trustees’ fees and officer compensation	7,676
Accounting fees	6,378
Transfer agent fees	4,039
Custodian fees	3,662
Fund administration fees	1,131
Other	3,786
Total expenses	172,540
NET INVESTMENT INCOME (LOSS)	141,894

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	306,384
Purchased options	79,467
Foreign currency transactions	(222)
Forward foreign currency contracts	(924)
Written options	32,826
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	(427,305)
Purchased options	(70,116)
Forward foreign currency contracts	1,476
Written options	5,779
NET GAIN (LOSS)	(72,635)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$69,259

See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	(Unaudited) Six Months Ended June 30, 2020	Year Ended December 31, 2019
OPERATIONS
Net investment income (loss)	$141,894	$288,903
Net realized gain (loss)	417,531	668,565
Change in unrealized appreciation/(depreciation)	(490,166)	5,020,073
Net increase (decrease) in net assets resulting from operations	69,259	5,977,541

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions	(220,858)	(913,841)

CAPITAL SHARE TRANSACTIONS
Issued	786,242	1,668,710
Issued in reinvestment of distributions	220,858	913,841
Redeemed	(2,068,748)	(3,574,978)
Net increase (decrease) in net assets from capital share transactions	(1,061,648)	(992,427)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,213,247)	4,071,273

NET ASSETS
Beginning of period	$28,112,447	$24,041,174
End of period	$26,899,200	$28,112,447

CAPITAL SHARE TRANSACTIONS
Shares issued	49,327	104,364
Shares issued in reinvestment of distributions	15,823	56,170
Shares redeemed	(128,766)	(223,561)
Net increase (decrease) in capital shares outstanding	(63,616)	(63,027)

18   CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization. CALAMOS ADVISORS TRUST (the “Trust”), a Massachusetts business trust organized February 17, 1999, consists of a single series, Calamos Growth and Income Portfolio (the “Portfolio”), which commenced operations on May 19, 1999.

The Trust currently offers the Portfolio’s shares to certain life insurance companies for allocation to certain separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts and variable life insurance contracts. The Portfolio seeks high long-term total return through growth and current income.

The Portfolio invests primarily in a diversified portfolio of convertible instruments (including synthetic convertible instruments), equity and fixed-income securities of U.S. companies without regard to market capitalization. In pursuing its investment objective, the Portfolio attempts to utilize these different types of securities to strike, in the investment adviser’s opinion, the appropriate balance between risk and return in terms of growth and income.

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The Portfolio adheres to the accounting and reporting requirements set forth in ASU 2013-08 and ASC 946. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Portfolio:

In March 2017, FASB issued ASU No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The ASU shortens the amortization period for certain callable debt securities held at a premium. The Portfolio adopted this ASU as of November 1, 2019, with no material impact on the Portfolio’s financial statements.

Portfolio Valuation. The valuation of the Portfolio’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Portfolio securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time the Portfolio determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Portfolio determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued either by an independent pricing agent approved by the board of trustees or based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Portfolio determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on

Notes to Financial Statements (Unaudited)

every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Portfolio’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Portfolio also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Portfolio’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by the Portfolio to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions. Investment transactions are recorded on a trade date basis as of June 30, 2020. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Portfolio are charged to the Portfolio; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund, and Calamos Long/Short Equity & Dynamic Income Trust are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

Income Taxes. No provision has been made for U.S. income taxes because the Trust’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Portfolio’s taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

20   CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

The Portfolio recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2016 - 2019 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Trust’s organizational documents, the Trust is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnifications to other parties. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred. Currently, the Portfolio’s management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Portfolio pays a monthly investment advisory fee based on the average daily net assets of the Portfolio at the annual rate of 0.75%.

The Portfolio reimburses Calamos Advisors for a portion of compensation paid to the Trust’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

A trustee and certain officers of the Trust are also officers and directors of CFS and Calamos Advisors. Such trustee and officers serve without direct compensation from the Trust. The Trust’s Statement of Additional Information contains additional information about the Trust’s Trustees and Officers and is available without charge, upon request, at www.calamos.com or by calling 800.582.6959.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Trust. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $66,832 is included in “Other assets” on the Statement of Assets and Liabilities at June 30, 2020. The Portfolio’s obligation to make payments under the Plan is a general obligation of the Portfolio and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at June 30, 2020.

Note 3 – Investments

The cost of purchases and proceeds from sales of long-term investments for the period ended June 30, 2020 were as follows:

	U.S. Government Securities	Other
Cost of purchases	$—	$5,961,512
Proceeds from sales	404,521	6,054,546

The cost basis of investments for federal income tax purposes at June 30, 2020 was as follows*:

Cost basis of investments	$20,732,376
Gross unrealized appreciation	8,600,347
Gross unrealized depreciation	(966,622)
Net unrealized appreciation (depreciation)	$7,633,725

*Because tax adjustments are calculated annually, the above table does not reflect tax adjustments. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Portfolio’s most recent annual report.

Note 4 – Income Taxes

The tax character of distributions for the period ended June 30, 2020 will be determined at the end of the Portfolio’s current fiscal year.

Notes to Financial Statements (Unaudited)

Distributions for the year ended December 31, 2019 were characterized for federal income tax purposes as follows:

YEAR ENDED DECEMBER 31, 2019
Distributions paid from:
Ordinary income	$405,449
Long-term capital gains	508,392
Return of capital	—

As of December 31, 2019, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed capital gains	165,843
Total undistributed earnings	165,843
Accumulated capital and other losses	—
Net unrealized gains/(losses)	8,045,820
Total accumulated earnings/(losses)	8,211,663
Other	(112,559)
Paid-in-capital	20,013,343
Net assets applicable to common shareholders	$28,112,447

Note 5 – Derivative Instruments

Foreign Currency Risk. The Portfolio may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs Over-The-Counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Portfolio and the counterparty and the amount of collateral due from the Portfolio or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty nonperformance. When a Portfolio is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Portfolio’s custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Portfolio, the custodian and the counterparty.  The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Portfolio defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.  When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Portfolio’s custodian.  The master netting agreement provides, in relevant part, that the Portfolio may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The Portfolio’s net counterparty exposure is reflected in the counterparty table below. The net unrealized gain, if any, represents the credit risk to the Portfolio on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Portfolio realizes a gain or loss when a position is closed or upon settlement of the contracts. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

As of June 30, 2020, the Portfolio had outstanding forward foreign currency contracts as listed on the Schedule of Investments.

22   CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

Equity Risk. The Portfolio may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Portfolio may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Portfolio may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Portfolio, on broad-based securities indexes, or certain ETFs.

When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately on the Statement of Operations as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by the Portfolio do not typically give rise to counterparty credit risk since options written obligate the Portfolio and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Portfolio since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of June 30, 2020, the Portfolio had outstanding purchased options and/or written options as listed on the Schedule of Investments.

As of June 30, 2020, the Portfolio had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Forward foreign currency contracts(1)	$749	$354
Purchased options(2)	134,293	—
Written options(3)	—	12,960
	$135,042	$13,314

(1)Generally, the Statement of Assets and Liabilities location for Forward foreign currency contracts is Unrealized appreciation on forward foreign currency contracts for asset derivatives and Unrealized depreciation on forward foreign currency contracts for liability derivatives.

(2)Generally, the Statement of Assets and Liabilities location for Options purchased is investments in securities.

(3)Generally, the Statement of Assets and Liabilities location for Written Options is Options written, at value

The following table presents the outstanding derivative contracts, organized by counterparty, that are subject to enforceable master netting agreements as of June 30, 2020:

	GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
Bank of New York	ISDA	$95	$21	$—	$74	$—
Citibank N.A.	ISDA	—	14	—	—	14
Goldman Sachs & Co.	ISDA	26	15	—	11	—
State Street Bank and Trust	ISDA	628	304	—	324	—
		$749	$354	$—	$409	$14

Notes to Financial Statements (Unaudited)

For the period ended June 30, 2020, the volume of derivative activity for the Portfolio is reflected below:*

Volume
Forward foreign currency contracts	548,176
Purchased options	1,206
Written options	249

*Activity during the period is measured by opened number of contracts for options purchased or written and opened forward foreign currency contracts (measured in notional).

Note 6 – Securities Lending

The Portfolio may loan one or more of its securities to broker-dealers and banks. Any such loan must be secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the value of the securities loaned by the Portfolio. The Portfolio continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receives an additional return that may be in the form of a fixed fee or a percentage of the collateral disclosed on a net basis as Securities lending income in the Statement of Operations. The additional return is disclosed on a net basis as Securities lending income in the Statement of Operations. Upon receipt of cash or cash equivalent collateral, the Portfolio’s securities lending agent invests the collateral into short term investments following investment guidelines approved by Calamos Advisors. The Portfolio records the investment of collateral as an asset (Investment in securities, at value or Restricted cash for collateral on securities loaned) and the value of the collateral as a liability (Collateral for securities loaned) on the Statement of Assets and Liabilities. If the value of the invested collateral declines below the value of the collateral deposited by the borrower, the Portfolio will record unrealized depreciation equal to the decline in value of the invested collateral. The Portfolio will pay reasonable fees to persons unaffiliated with the Portfolio for services in arranging these loans. The Portfolio has the right to call a loan and obtain the securities loaned at any time. The Portfolio does not have the right to vote the securities during the existence of the loan but could call the loan in an attempt to permit voting of the securities in certain circumstances. Upon return of the securities loaned, the cash or cash equivalent collateral will be returned to the borrower. In the event of bankruptcy or other default of the borrower, the Portfolio could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the year while the Portfolio seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this year, and (c) the expenses of enforcing its rights. In an effort to reduce these risks, the Portfolio’s security lending agent monitors and reports to Calamos Advisors on the creditworthiness of the firms to which the Portfolio lends securities. At June 30, 2020, the Portfolio held fixed income securities valued at $1,485,343 that were on loan to broker-dealers and banks. The Portfolio also held collateral of $54,043 and $1,407,549 in equity and fixed income securities, respectively, and an additional $23,751 in excess of the amount due to the counterparty, which is reflected as a corresponding liability for such collateral of $1,485,343.

Repurchase agreements involve the Portfolio purchasing securities from a seller, subject to the seller’s agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement (“MRA”). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Portfolio, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. Collateral investments in repurchase agreements are collateralized by U.S. Treasury Bonds. The U.S. Treasury Bonds are held in a custody account at Citibank N.A., the Portfolio’s securities lending agent, on behalf of the Portfolio participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury Bonds can either be maintained as part of the Portfolio or sold for cash. The Portfolio could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Portfolio is less than the repurchase price and the Portfolio’s costs associated with the delay and enforcement of the MRA. The Portfolio did not hold any repurchase agreements at June 30, 2020.

Note 7 – Fair Value Measurements

Various inputs are used to determine the value of the Portfolio’s investments. These inputs are categorized into three broad levels as follows:

•Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

24   CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

•Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•Level 3 – Prices reflect unobservable market inputs (including the Portfolio’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Portfolio’s investments.

The following is a summary of the inputs used in valuing the Portfolio’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$83,532	$—	$83,532
Convertible Bonds	—	5,213,210	—	5,213,210
Convertible Preferred Stocks	2,691,653	97,596	—	2,789,249
Common Stocks U.S.	18,608,299	—	—	18,608,299
Purchased options	134,293	—	—	134,293
Short Term Investments	65,135	—	—	65,135
Investment of Cash Collateral For Securities Loaned	—	1,485,343	—	1,485,343
Forward Foreign Currency Contracts	—	749	—	749
Total	$21,499,380	$6,880,430	$—	$28,379,810
Liabilities:
Written Options	$12,960	$—	$—	$12,960
Forward Foreign Currency Contracts	—	354	—	354
Total	$12,960	$354	$—	$13,314

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	(Unaudited) Six Months Ended June 30, 2020	Year Ended December 31,
		2019	2018	2017	2016	2015
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$17.01	$14.01	$15.54	$14.24	$14.07	$14.87
Income from investment operations:
Net investment income (loss)(a)	0.09	0.17	0.18	0.16	0.15	0.20
Net realized and unrealized gain (loss)	(0.05)	3.38	(0.85)	2.03	0.74	(0.03)
Total from investment operations	0.04	3.55	(0.67)	2.19	0.89	0.17
Less distributions to common shareholders from:
Net investment income	(0.03)	(0.26)	(0.21)	(0.13)	(0.35)	(0.40)
Net realized gains	(0.10)	(0.29)	(0.65)	(0.76)	(0.37)	(0.57)
Total distributions	(0.13)	(0.55)	(0.86)	(0.89)	(0.72)	(0.97)
Net asset value, end of period	$16.92	$17.01	$14.01	$15.54	$14.24	$14.07
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(b)
Net asset value(c)	0.44%	25.56%	(4.39% )	15.51%	6.32%	1.12%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses	1.32% (d)	1.35%	1.35%	1.48%	1.57%	1.46%
Net investment income (loss)	1.08% (d)	1.09%	1.15%	1.05%	1.07%	1.36%
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of period (000)	$26,899	$28,112	$24,041	$26,887	$24,941	$26,283
Portfolio turnover rate	23.4%	21.4%	21.7%	32.0%	28.5%	21.4%

(a)Net investment income allocated based on average shares method.

(b)Performance figures of the Portfolio do not reflect fees charged pursuant to the terms of variable life insurance policies and variable annuity contracts. If they did, performance would be lower.

(c)Total return measures net investment income and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions.

(d)Annualized.

26   CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Calamos Advisors Trust

Results of Review of Interim Financial Information

We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Growth and Income Portfolio (the “Portfolio”), the sole portfolio constituting the Calamos Advisors Trust (the “Trust”), as of June 30, 2020, and the related statements of operations, changes in net assets, and the financial highlights for the six-month period then ended. Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial statements and financial highlights for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the statement of changes in net assets of the Portfolio for the year ended December 31, 2019 and the financial highlights for each of the five years then ended, and in our report dated February 7, 2020, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Basis for Review Results

This interim financial information is the responsibility of the Portfolio’s management. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our review in accordance with standards of the PCAOB. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the PCAOB, the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

August 6, 2020

Chicago, Illinois

We have served as the auditor of one or more Calamos investment companies since 2003.

Trustee Approval of Management Agreement

The Board of Trustees (“Board” or the “Trustees”) of Calamos Advisors Trust (“Trust”) oversees the management of Calamos Growth and Income Portfolio (“Portfolio”), a series of the Trust, and, as required by law, determines annually whether to continue the Trust’s management agreement with Calamos Advisors LLC (“Adviser”) pursuant to which the Adviser serves as the investment manager and administrator for the Portfolio. The “Independent Trustees,” who comprise more than 80% of the Board, have never been affiliated with the Adviser.

In connection with their most recent consideration regarding the continuation of the management agreement, the Trustees received and reviewed a substantial amount of information provided by the Adviser in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel, and in addition to meeting with management of the Adviser, they met separately in executive session with their counsel.

At a meeting held on June 30, 2020,* based on their evaluation of the information referred to above and other information provided in this and previous meetings, the Trustees determined that the overall arrangements between the Trust and the Adviser on behalf of the Portfolio were fair in light of the nature, quality and extent of the services provided by the Adviser and its affiliates, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including all of the Independent Trustees, approved the continuation of the management agreement with respect to the Portfolio through July 31, 2021, subject to possible earlier termination as provided in the agreement.

In connection with its consideration of the management agreement, the Board considered, among other things: (i) the nature, quality and extent of the Adviser’s services, (ii) the investment performance of the Portfolio as well as performance information for comparable funds and other, comparable clients of the Adviser, (iii) the fees and other expenses paid by the Portfolio as well as expense information for comparable funds and for other, comparable clients of the Adviser, (iv) the profitability of the Adviser and its affiliates from their relationship with the Portfolio, (v) whether economies of scale may be realized as the Portfolio grows and whether potential economies may be shared, in some measure, with Portfolio investors and (vi) other benefits to the Adviser from its relationship with the Portfolio. In the Board’s deliberations, no single factor was responsible for the Board’s decision to approve continuation of the management agreement, and each Trustee may have afforded different weight to the various factors.

Nature, Quality and Extent of Services. The Board’s consideration of the nature, quality and extent of the Adviser’s services to the Portfolio took into account the knowledge gained from the Board’s meetings with the Adviser throughout the years. In addition, the Board considered: the Adviser’s long-term history of managing the Portfolio; the consistency of investment approach; the background and experience of the Adviser’s investment personnel responsible for managing the Portfolio; and the Adviser’s performance as administrator of the Portfolio, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications. The Board also reviewed the Adviser’s resources and key personnel involved in providing investment management services to the Portfolio. The Board reviewed information regarding the personal investments that the Adviser’s key investment personnel have made in the Portfolio and other funds in the fund complex, which further aligns the interests of the Adviser and its personnel with those of shareholders. In addition, the Board considered compliance reports about the Adviser from the Portfolio’s Chief Compliance Officer.

The Board also considered the information provided by the Adviser regarding the Portfolio’s performance and the steps the Adviser is taking to improve performance. In particular, the Board noted the additional personnel added to the Adviser’s investment team, which includes portfolio managers, research analysts, research associates and risk management personnel. The Board also noted the Adviser’s significant investment into its infrastructure and investment processes.

Investment Performance of the Portfolio. The Board considered the Portfolio’s investment performance over various time periods, including how the Portfolio performed compared to the median performance of a group of comparable funds (the Portfolio’s “Category”) selected by an independent third-party service provider. The performance periods considered by the Board ended on March 31, 2020. The Board considered one-, three-, five- and ten-year performance.

The Board considered that the Portfolio outperformed its Category median for all periods.

Costs of Services Provided and Profits Realized by the Adviser. Using information provided by an independent third-party service provider, the Board evaluated the Portfolio’s actual management fee rate compared to the median management fee rate for other mutual funds similar in size, character and investment strategy (the Portfolio’s “Expense Group”), and the Portfolio’s total expense ratio compared to the median total expense ratio of the Portfolio’s Expense Group.

* The meeting was held via videoconference in reliance on an exemptive order issued by the Securities and Exchange Commission on June 19, 2020.

28   CALAMOS GROWTH AND INCOME PORTFOLIO SEMIANNUAL REPORT

Trustee Approval of Management Agreement

The Board also reviewed the Adviser’s management fee rates for its institutional separate accounts and noted the Adviser’s assertion that the Adviser does not manage sub-advisory accounts. The Board took into account that although, generally, the rates of fees paid by institutional clients were lower than the rates of fees paid by the Portfolio, the differences reflected the Adviser’s greater level of responsibilities and significantly broader scope of services regarding the Portfolio, the more extensive regulatory obligations and risks associated with managing the Portfolio, and other financial considerations with respect to creation and sponsorship of the Portfolio. The Board considered factors that lead to more expenses for registered funds including but not limited to: (i) capital expenditures to establish a fund, (ii) length of time to reach critical mass, and the related expenses, (iii) higher servicing costs of intermediaries and shareholders, (iv) higher redemption rates of assets under management, (v) entrepreneurial risk assumed by the Adviser and (vi) greater exposure to “make whole” errors.

The Board also considered the Adviser’s costs in serving as the Portfolio’s investment adviser and manager, including but not limited to costs associated with technology, infrastructure and compliance necessary to manage the Portfolio. The Board reviewed the Adviser’s methodology for allocating costs among the Adviser’s lines of business. The Board also considered information regarding the structure of the Adviser’s compensation program for portfolio managers, analysts and certain other employees, and the relationship of such compensation to the attraction and retention of quality personnel. Finally, the Board reviewed information on the profitability of the Adviser in serving as the Portfolio’s investment manager and of the Adviser and its affiliates in all of their relationships with the Portfolio, as well as an explanation of the methodology utilized in allocating various expenses among the Portfolio and the Adviser’s other business units. Data was provided to the Board with respect to profitability, both on a pre- and post-marketing cost basis. The Board reviewed the financial statements of the Adviser’s parent company and discussed its corporate structure.

The Board considered that the Portfolio’s management fee rate and total expense ratio are higher than the respective medians of the Portfolio’s Expense Group. The Board reviewed the Portfolio’s expenses in light of its performance record.

Economies of Scale. The Board considered whether the Portfolio’s management fee shares with shareholders potential economies of scale that may be achieved by the Adviser. The Board also considered the benefits accruing to shareholders from the Adviser’s investments into its infrastructure and investment processes.

Other Benefits Derived from the Relationship with the Portfolio. The Board also considered other benefits that accrue to the Adviser and its affiliates from their relationship with the Portfolio. The Board concluded that while the Adviser may potentially benefit from its relationship with the Portfolio in ways other than the fees payable by the Portfolio, the Portfolio also may benefit from its relationship with the Adviser in ways other than the services to be provided by the Adviser and its affiliates pursuant to their agreements with the Portfolio and the fees payable by the Portfolio.

The Board also considered the Adviser’s use of a portion of the commissions paid by the Portfolio on its portfolio brokerage transactions to obtain research products and services benefiting the Portfolio and/or other clients of the Adviser and concluded, based on reports from the Portfolio’s Chief Compliance Officer, that the Adviser’s use of “soft” commission dollars to obtain research products and services was consistent with regulatory requirements.

After full consideration of the above factors as well as other factors that were instructive in their consideration, the Trustees, including all of the Independent Trustees, concluded that the continuation of the management agreement for the Portfolio with the Adviser was in the best interest of the Portfolio and its shareholders.

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2020 Calamos Investments LLC. All Rights Reserved.
Calamos® and Calamos Investments® are registered
trademarks of Calamos Investments LLC.

KCLSAN 2146 2020

This report, including the audited financial statements contained herein, is submitted for general information for the shareholders of the Portfolio. The report is not authorized for distribution to prospective investors in the Portfolio unless accompanied by a currently effective prospectus of the Portfolio.

A description of the Calamos Proxy Voting Policies and Procedures and the Portfolio’s proxy voting record for the 12-month period ended June 30 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, or by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Portfolio’s proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Portfolio files a complete list of their portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Portfolio’s Form N-PORT reports are available on the commission’s website at www.sec.gov.

ITEM 2. CODE OF ETHICS.

Not applicable. The information required by this Item 2 is only required in an annual report on this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable. The information required by this Item 3 is only required in an annual report on this Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable. The information required by this Item 4 is only required in an annual report on this Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

(a) Included in the Report to Shareholders in Item 1.

(b) Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics — Not applicable.

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Advisors Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	August 12, 2020

By:	/s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	August 12, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Calamos Advisors Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	August 12, 2020

By:	/s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	August 12, 2020